Summary Prospectus dated May 3, 2015

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

Class /Ticker     A / EATTX  C / ECTTX  I / EITTX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 3, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to provide current income exempt from regular federal income tax.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 14 of the Fund's Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.32%	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses*	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.81%	1.56%	0.56%
Expense Reimbursement (1)	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%	1.40%	0.40%

*

Based on estimates for the current fiscal year.

(1)

The investment adviser and administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.65% for Class A shares, 1.40% for Class C shares and 0.40% for Class I shares.  This expense reimbursement will continue through May 31, 2016.   Any amendment to or a termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as:  brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption		Expenses without Redemption
	1 Year	3 Years	1 Year	3 Years
Class A shares	$538	$706	$538	$706
Class C shares	$243	$477	$143	$477
Class I shares	$41	$163	$41	$163

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations with final maturities of between ten and twenty years, the interest on which is exempt from regular federal income tax (the “80% Policy”).  For the purposes of the Fund’s 80% Policy, final maturity is defined as (i) the stated final maturity of a callable bond; (ii) the pre-refunded date of an existing pre-refunded bond; (iii) the earliest put date of a put bond and (iv) the monthly re-set date of a municipal floating-rate bond or obligation.  For municipal obligations held by the Fund that become pre-refunded after the Fund purchases such obligation, the final maturity of such obligation remains the stated maturity.  All municipal obligations maturing in a calendar year will be defined as having the same final maturity.  At least 90% of the Fund’s net assets normally is invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or higher by either Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser (“junk bonds”).  For purposes of rating restrictions, if securities are rated differently by the rating agencies, the higher rating is used.  The Fund will not invest in an obligation if the interest on that obligation is subject to the federal alternative minimum tax.

The Fund invests primarily in general obligation or revenue bonds.  In pursuing its investment objective, the Fund will seek to weight investment in obligations such that at least 5% and not more than 15% of its net assets are invested in obligations with a final maturity in a year within the ten-to-twenty year maturity range.  The Fund does not target an average portfolio duration.   With respect to the Fund’s 80% Policy, when a municipal obligation has a final maturity of less than ten years, the Fund intends to sell that security within a year and reinvest the proceeds in obligations with longer maturities.

The investment adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the investment adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.  The portfolio managers may also trade securities to generally seek to minimize capital gains to shareholders.

Principal Risks

Municipal Bond Risk.  The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its municipal bonds at attractive prices.  The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress.  Less liquid obligations can become more difficult to value and be subject to erratic price movements.  The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Debt Market Risk.  Economic and other events (whether real or perceived) can reduce the demand for investments held by the Fund, which may reduce their market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted.  Certain securities and other investments held by the Fund can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand.  At other times, the demand for such instruments may exceed the supply in the market.  An imbalance in supply and demand in the market may result in valuation uncertainties and greater price volatility, less liquidity, wider trading spreads and a lack of price transparency in the market.  No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.  Fixed income markets have recently experienced a period of relatively high volatility. As a result of the Federal Reserve’s action to end its quantitative easing stimulus program as well as the possibility that it may unwind the program and/or initiate a policy to raise short term interest rates, fixed income markets could experience continuing high volatility, which could negatively impact the Fund’s performance.

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

Summary Prospectus dated May 3, 2015

Interest Rate Risk.  In general, the value of income securities will fluctuate based on changes in interest rates.  The value of these securities is likely to increase when interest rates fall and decline when interest rates rise.  Generally, securities with longer maturities are more sensitive to changes in interest rates than shorter maturity securities.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.  In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Credit Risk.  Changes in economic conditions or other circumstances may reduce the capacity of issuers of a fixed income security to make principal and interest payments and may lead to defaults. Such defaults may reduce the value of Fund shares and income distributions.  The value of a fixed income security also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments.  In addition, the credit rating of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Municipal obligations may be insured as to principal and interest payments.  If the claims-paying ability or other rating of the insurer is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or the insurer.

Risks of Principal Only Investments.  Principal only investments are municipal obligations which entitle the holder to receive par value of such investment if held to maturity.  The values of principal only investments are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently.  The Fund will accrue income on these investments and is required to distribute that income each year.  The Fund may be required to sell securities to obtain cash needed for such income distributions.

Tax Risk.  Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or the non-compliant conduct of a bond issuer.

Risks Associated with Active Management.  The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks.  The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

Performance history will be available for the Fund after the Fund has been in operation for one full calendar year.

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

The portfolio managers of the Fund are part of Eaton Vance’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager) Vice President of Eaton Vance, has managed the Fund since its inception in May, 2015.

Brian C. Barney, Vice President of Eaton Vance, has managed the Fund since its inception in May, 2015.

Christopher J. Harshman, Vice President of Eaton Vance, has managed the Fund since its inception in May, 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be exempt from regular federal income tax. However, the Fund may also distribute taxable income to the extent that it invests in taxable municipal obligations.  Distributions of any net realized gains are expected to be taxable.

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

Summary Prospectus dated May 3, 2015

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18323 5.3.15	© 2015 Eaton Vance Management

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

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Summary Prospectus dated May 3, 2015